Exhibit 99.2

Draft         2/9/2011

Supplemental Schedules

Fourth Quarter 2010

Draft 2/9/2011

Quarterly Financial Highlights

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

Pre-tax Operating Income (Loss) *

Life Marketing	$31,593	$40,678	$35,755	$30,868	$40,169	$137,826	$147,470
Acquisitions	32,037	31,369	30,190	27,866	21,718	133,760	111,143
Annuities	19,647	18,187	605	22,704	12,405	56,642	53,901
Stable Value Products	10,441	11,027	10,979	8,339	8,862	61,963	39,207
Asset Protection	6,562	13,067	6,616	5,154	5,060	23,229	29,897
Corporate & Other	104,405	(16,132)	377	405	(9,703)	81,980	(25,053)
Total Pre-tax Operating Income	$204,685	$98,196	$84,522	$95,336	$78,511	$495,400	$356,565

Balance Sheet Data

Total GAAP Assets	$42,311,587	$43,617,727	$44,576,236	$45,932,314	$47,566,378
Total Protective Life Corporation’s Shareowners’ Equity	$2,478,821	$2,821,033	$3,085,599	$3,571,392	$3,331,087
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss))**	$2,799,990	$2,876,749	$2,908,109	$2,969,428	$3,037,833

Stock Data

Closing Price	$16.55	$21.99	$21.39	$21.76	$26.64
Average Shares Outstanding
Basic	86,491,754	86,500,199	86,562,379	86,603,569	86,600,622	80,488,694	86,567,069
Diluted	87,459,899	87,551,386	87,666,035	87,701,592	87,781,602	81,249,265	87,675,857

* “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 2/9/2011

Financial Strength Ratings as of December 31, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 2/9/2011

GAAP Consolidated Statements of Income

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$698,061	$628,772	$679,241	$640,265	$677,116	$2,689,699	$2,625,394
Reinsurance Ceded	(422,865)	(305,829)	(379,729)	(334,040)	(388,742)	(1,527,053)	(1,408,340)
Net Premiums and Policy Fees	275,196	322,943	299,512	306,225	288,374	1,162,646	1,217,054
Net investment income	402,251	411,997	422,500	429,548	419,631	1,665,036	1,683,676
RIGL - Derivatives	23,145	(23,072)	(119,888)	(94,034)	98,745	(177,953)	(138,249)
RIGL - All Other Investments	8,662	47,899	67,704	110,787	(72,024)	300,194	154,366

OTTI losses	(46,706)	(21,856)	(36,683)	(12,898)	(3,904)	(227,770)	(75,341)
OTTI losses/(gains) recognized in OCI (before taxes)	28,426	9,987	19,885	5,283	(1,324)	47,725	33,831
Net OTTI losses recognized in earnings	(18,280)	(11,869)	(16,798)	(7,615)	(5,228)	(180,045)	(41,510)
Other income	178,677	43,872	59,072	58,190	61,284	298,148	222,418
Total Revenues	869,651	791,770	712,102	803,101	790,782	3,068,026	3,097,755

BENEFITS & EXPENSES
Benefits and settlement expenses	474,254	507,295	525,371	549,567	507,196	1,977,979	2,089,429
Amortization of deferred policy acquisition costs and value of business acquired	94,732	81,289	23,086	42,386	62,961	345,569	209,722
Other operating expenses	62,832	66,680	61,084	65,213	65,356	213,609	258,333
Interest expense - subsidiaries	2,469	2,158	5,183	6,073	6,244	30,857	19,658
Interest expense - holding company - other debt	23,195	23,671	23,517	23,463	23,494	45,631	94,145
Interest expense - holding company - hybrid securities	9,401	9,401	9,401	9,402	9,401	37,603	37,605
Total Benefits and Expenses	666,883	690,494	647,642	696,104	674,652	2,651,248	2,708,892

INCOME BEFORE INCOME TAX	202,768	101,276	64,460	106,997	116,130	416,778	388,863
Income tax expense	71,757	31,570	23,216	36,626	37,655	145,290	129,067
NET INCOME	131,011	69,706	41,244	70,371	78,475	271,488	259,796
Less: Net Income (loss) attributable to noncontrolling interests	—	(73)	(127)	(77)	(168)	—	(445)
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$131,011	$69,779	$41,371	$70,448	$78,643	$271,488	$260,241

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$1.51	$0.78	$0.62	$0.71	$0.62
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.03	(0.24)	(0.52)	(0.67)	0.87
RIGL - All Other Investments	(0.04)	0.26	0.37	0.76	(0.59)
Net income available to PLC’s common shareowners-diluted	$1.50	$0.80	$0.47	$0.80	$0.90
Average shares outstanding-diluted	87,459,899	87,551,386	87,666,035	87,701,592	87,781,602
Dividends paid	$0.12	$0.12	$0.14	$0.14	$0.14
PER SHARE DATA FOR YTD
Operating income-diluted *	$3.97	$0.78	$1.39	$2.11	$2.73
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(1.63)	(0.24)	(0.77)	(1.43)	(0.56)
RIGL - All Other Investments	1.00	0.26	0.65	1.39	0.80
Net income available to PLC’s common shareowners-diluted	$3.34	$0.80	$1.27	$2.07	$2.97
Average shares outstanding-diluted	81,249,265	87,551,386	87,609,027	87,640,221	87,675,857
Dividends paid	$0.48	$0.12	$0.26	$0.40	$0.54

* “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which "Operating Income" may be compared.

Draft 2/9/2011

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2009	2010	2010	2010	2010
ASSETS

Fixed maturities	$22,830,427	$23,203,026	$23,687,528	$24,838,626	$24,676,939
Equity securities	275,497	280,703	308,951	335,151	359,412
Mortgage loans	3,877,087	4,861,699	4,905,276	4,884,102	4,891,211
Investment real estate	25,188	25,068	22,431	24,669	25,340
Policy loans	794,276	783,580	775,105	767,214	793,448
Other long-term investments	204,754	198,014	182,075	256,093	277,955
Long-term investments	28,007,229	29,352,090	29,881,366	31,105,855	31,024,305
Short-term investments	1,049,609	647,952	972,804	483,698	352,824
Total investments	29,056,838	30,000,042	30,854,170	31,589,553	31,377,129
Cash	205,325	202,934	156,524	151,340	264,425
Accrued investment income	285,350	308,779	303,916	320,668	329,078
Accounts and premiums receivable	56,216	49,941	38,817	65,948	58,580
Reinsurance receivable	5,333,401	5,445,109	5,553,385	5,563,824	5,608,029
Deferred policy acquisition costs and value of business acquired	3,663,350	3,634,057	3,671,153	3,642,484	3,855,336
Goodwill	117,856	117,081	116,307	115,532	114,758
Property and equipment, net	37,037	36,909	37,831	37,722	39,386
Other assets	176,303	168,274	188,862	207,198	169,663
Current/Deferred income tax	115,447	14,225	43,609	2,438	45,582
Assets related to separate accounts
Variable annuity	2,948,457	3,306,242	3,307,239	3,899,308	5,170,193
Variable universal life	316,007	334,134	304,423	336,299	534,219

TOTAL ASSETS	$42,311,587	$43,617,727	$44,576,236	$45,932,314	$47,566,378

The 4Q 2010 balance sheet includes preliminary purchase GAAP accounting adjustments related to the United Investors Life Insurance Company acquisition. It is possible that these amounts may change as balances are finalized.

Draft 2/9/2011

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2009	2010	2010	2010	2010

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$17,327,279	$17,456,391	$17,679,905	$17,824,414	$18,534,156
Unearned premiums	1,220,988	1,220,255	1,258,161	1,305,092	1,182,828
Stable value product deposits	3,581,150	3,453,950	3,487,963	3,105,822	3,076,233
Annuity deposits	9,911,040	10,035,799	10,309,546	10,451,322	10,591,605
Other policyholders’ funds	515,078	534,740	551,860	577,275	578,037
Other liabilities	715,110	907,330	1,059,034	1,115,755	926,201
Mortgage loan backed certificates	—	110,679	85,873	74,324	61,678
Deferred income taxes	553,062	718,070	891,177	1,113,532	1,022,130
Non-recourse funding obligations	575,000	575,000	556,600	548,000	532,400
Debt	1,644,852	1,619,852	1,474,852	1,485,852	1,501,852
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	2,948,457	3,306,242	3,307,239	3,899,308	5,170,193
Variable universal life	316,007	334,134	304,423	336,299	534,219
TOTAL LIABILITIES	39,832,766	40,797,185	41,491,376	42,361,738	44,236,275

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	576,887	579,915	581,646	584,865	586,592
Treasury stock	(25,929)	(25,997)	(25,745)	(26,101)	(26,072)
Retained earnings	2,204,644	2,278,443	2,307,820	2,366,276	2,432,925
Accumulated other comprehensive income (loss)	(321,169)	(55,716)	177,490	601,964	293,254
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	2,478,821	2,821,033	3,085,599	3,571,392	3,331,087
Noncontrolling interest	—	(491)	(739)	(816)	(984)
TOTAL EQUITY	2,478,821	2,820,542	3,084,860	3,570,576	3,330,103
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$42,311,587	$43,617,727	$44,576,236	$45,932,314	$47,566,378

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$28.96	$32.96	$36.02	$41.69	$38.88
Less: Accumulated other comprehensive income (loss)	(3.76)	(0.65)	2.07	7.03	3.42
Excluding accumulated other comprehensive income (loss)*	$32.72	$33.61	$33.95	$34.66	$35.46

Total Protective Life Corporation’s Shareowners’ Equity	$2,478,821	$2,821,033	$3,085,599	$3,571,392	$3,331,087
Less: Accumulated other comprehensive income (loss)	(321,169)	(55,716)	177,490	601,964	293,254
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,799,990	$2,876,749	$2,908,109	$2,969,428	$3,037,833

Common shares outstanding	85,580,803	85,601,358	85,662,191	85,664,518	85,667,977
Treasury Stock shares	3,196,157	3,175,602	3,114,769	3,112,442	3,108,983

* “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

The 4Q 2010 balance sheet includes preliminary purchase GAAP accounting adjustments related to the United Investors Life Insurance Company acquisition. It is possible that these amounts may change as balances are finalized.

Draft 2/9/2011

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$131,011	$69,779	$41,371	$70,448	$78,643	$271,488	$260,241

Average shares outstanding-basic	86,491,754	86,500,199	86,562,379	86,603,569	86,600,622	80,488,694	86,567,069
Average shares outstanding-diluted	87,459,899	87,551,386	87,666,035	87,701,592	87,781,602	81,249,265	87,675,857

Net income available to PLC’s common shareowners per share-basic	$1.51	$0.81	$0.48	$0.81	$0.91	$3.37	$3.01
Net income available to PLC’s common shareowners per share-diluted	$1.50	$0.80	$0.47	$0.80	$0.90	$3.34	$2.97

Income from continuing operations	$131,011	$69,779	$41,371	$70,448	$78,643	$271,488	$260,241

EPS (basic)	$1.51	$0.81	$0.48	$0.81	$0.91	$3.37	$3.01
EPS (diluted)	$1.50	$0.80	$0.47	$0.80	$0.90	$3.34	$2.97

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$23,145	$(23,072)	$(119,888)	$(94,034)	$98,745	$(177,953)	$(138,249)
Derivative activity related to Corporate Debt and Investments	—	(42)	(42)	(42)	(42)	(3,401)	(168)
Derivative activity related to Annuities	(19,003)	(9,549)	49,417	4,248	19,329	(22,620)	63,445
RIGL - All Other Investments	(9,618)	36,030	50,906	103,172	(77,252)	120,149	112,856
Related amortization of DAC & VOBA	3,559	(214)	(328)	(1,606)	(2,993)	5,203	(5,141)
	(1,917)	3,153	(19,935)	11,738	37,787	(78,622)	32,743
Tax effect	671	(1,104)	$6,977	(4,108)	(13,226)	27,518	(11,461)
	$(1,246)	$2,049	$(12,958)	$7,630	$24,561	$(51,104)	$21,282

RIGL - Derivatives per share-diluted	$0.03	$(0.24)	$(0.52)	$(0.67)	$0.87	$(1.63)	$(0.56)
RIGL - All Other Investments per share-diluted	$(0.04)	$0.26	$0.37	$0.76	$(0.59)	$1.00	$0.80

OPERATING INCOME PER SHARE *

Net income available to PLC’s common shareowners per share-diluted	$1.50	$0.80	$0.47	$0.80	$0.90	$3.34	$2.97
RIGL - Derivatives per share-diluted	0.03	(0.24)	(0.52)	(0.67)	0.87	(1.63)	(0.56)
RIGL - All Other Investments per share-diluted	(0.04)	0.26	0.37	0.76	(0.59)	1.00	0.80
Operating income per share-diluted	$1.51	$0.78	$0.62	$0.71	$0.62	$3.97	$2.73

NET OPERATING INCOME *

Net income available to PLC’s common shareowners	$131,011	$69,779	$41,371	$70,448	$78,643	$271,488	$260,241
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	2,692	(21,231)	(45,833)	(58,388)	76,721	(132,583)	(48,731)
Less: RIGL - All Other Investments net of tax and amortization	(3,938)	23,280	32,877	66,018	(52,159)	81,479	70,016
Net operating income	$132,257	$67,730	$54,327	$62,818	$54,081	$322,592	$238,956

PRE-TAX OPERATING INCOME **

Income before income tax and discontinued operations	$202,768	$101,275	$64,461	$106,997	$116,130	$416,778	$388,863
Less: RIGL - Derivatives	23,145	(23,072)	(119,888)	(94,034)	98,745	(177,953)	(138,249)
Less: Derivative activity related to corporate debt, investments & annuities ***	(19,003)	(9,591)	49,375	4,206	19,287	(26,021)	63,277
Less: RIGL - All Other Investments	(9,618)	36,030	50,906	103,172	(77,252)	120,149	112,856
Less: Related amortization of DAC & VOBA	3,559	(214)	(328)	(1,606)	(2,993)	5,203	(5,141)
Less: Minority Interest	—	(74)	(126)	(77)	(168)	—	(445)
Pre-tax operating income	$204,685	$98,196	$84,522	$95,336	$78,511	$495,400	$356,565

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures. “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure. “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

*** Includes derivative (gains)/losses

Draft 2/9/2011

Invested Asset Summary

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2009	2010	2010	2010	2010

Total Portfolio

Fixed Maturities	$22,830.4	$23,203.0	$23,687.5	$24,838.6	$24,676.9	79%
Mortgage Loans	3,877.1	4,861.7	4,905.3	4,884.1	4,891.2	16%
Investment Real Estate	25.2	25.1	22.4	24.7	25.3	0%
Equity Securities	275.5	280.7	309.0	335.2	359.4	1%
Policy Loans	794.3	783.6	775.1	767.2	793.5	2%
Short-Term Investments	1,049.6	647.9	972.8	483.7	352.8	1%
Other Long-Term Investments	204.7	198.0	182.1	256.1	278.0	1%
Total Invested Assets	$29,056.8	$30,000.0	$30,854.2	$31,589.6	$31,377.1	100%

Draft 2/9/2011 Page 8

Invested Asset Summary - Fixed Income

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2009	2010	2010	2010	2010

Fixed Income

Corporate Bonds	$14,847.8	$15,724.6	$15,950.7	$17,255.7	$17,433.7	71%
Residential Mortgage-Backed Securities	3,917.5	3,720.4	3,511.4	3,363.0	2,979.8	12%
Commercial Mortgage-Backed Securities	1,124.3	270.9	297.0	312.2	312.6	1%
Other Asset-Backed Securities	1,120.8	959.2	951.6	877.2	927.1	4%
U.S. Government-related Securities	811.3	1,579.4	1,824.2	1,718.5	1,572.1	6%
Other Government-related Securities	608.5	307.1	368.8	362.0	327.8	1%
States, Municipals and Political Subdivisions	400.2	641.4	783.8	950.0	1,123.8	5%
Total Fixed Income Portfolio	$22,830.4	$23,203.0	$23,687.5	$24,838.6	$24,676.9	100%

Fixed Income - Quality

AAA	21.0%	18.6%	18.9%	17.3%	17.0%
AA	4.9%	4.0%	4.6%	4.7%	4.8%
A	17.6%	18.0%	17.4%	17.8%	17.9%
BBB	42.9%	45.6%	45.1%	46.6%	47.8%
Below investment grade	13.6%	13.8%	14.0%	13.6%	12.5%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior periods restated to be consistent with current quarter presentation.

Draft 2/9/2011 Page 9

Invested Asset Summary - Mortgages

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2009	2010	2010	2010	2010

Mortgage Loans - Type

Retail	64.5%	66.4%	66.3%	66.3%	66.2%
Apartments	11.3%	10.9%	11.6%	12.2%	12.7%
Office Buildings	14.4%	13.3%	13.0%	12.9%	12.2%
Warehouses	7.4%	7.4%	7.1%	7.2%	7.1%
Miscellaneous	2.4%	2.0%	2.0%	1.4%	1.8%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$5.9	$23.8	$21.0	$—	$—
90 Days Past Due	6.5	21.4	8.2	16.5	12.7
Renegotiated Loans	—	—	35.7	35.7	16.1
Foreclosed Real Estate	10.7	—	0.7	3.3	4.8
	$23.1	$45.2	$65.6	$55.5	$33.6 (1)

(1)  Includes $16.1 million of loans being restructured under the terms of a pooling and servicing agreement.

Draft 2/9/2011 Page 10

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2009	2010	2010	2010	2010

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$21.6	$19.6	$17.4	$14.8	$10.7
AA	6.2	6.3	6.4	1.3	1.0
A	43.2	23.8	12.6	—	—
BBB	120.3	82.8	65.0	47.5	46.3
Below investment grade	81.3	84.8	80.0	69.3	61.4
Total	$272.6	$217.3	$181.4	$132.9	$119.4

Modco Trading Portfolio

Rating
AAA	$834.7	$780.6	$919.9	$898.2	$816.1
AA	73.2	117.2	133.7	182.0	177.4
A	544.1	574.1	565.2	636.7	584.4
BBB	950.3	969.9	978.2	996.3	1,008.9
Below investment grade	281.5	291.6	275.8	292.7	269.7
Short-term investments	250.8	236.5	130.5	71.5	114.3
Total	$2,934.6	$2,969.9	$3,003.3	$3,077.4	$2,970.8

Draft 2/9/2011 Page 11

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of December 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$8.6	$—	$—	$—	$1.7	$10.3
A	4.0	—	—	—	—	4.0
BBB	1.0	—	—	—	—	1.0
Below investment grade	242.7	143.6	—	—	—	386.3
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$256.3	$143.6	$—	$—	$1.7	$401.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(0.2)	$—	$—	$—	$—	$(0.2)
A	0.4	—	—	—	—	0.4
BBB	(1.0)	—	—	—	—	(1.0)
Below investment grade	(23.2)	(11.0)	—	—	—	(34.2)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(24.0)	$(11.0)	$—	$—	$—	$(35.0)

Draft 2/9/2011 Page 12

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Sub-prime Loans as of December 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$4.0	$—	$—	$—	$—	$4.0
AA	2.1	—	—	—	—	2.1
BBB	2.1	—	—	—	—	2.1
Below investment grade	16.3	17.6	—	—	—	33.9
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$24.5	$17.6	$—	$—	$—	$42.1

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(0.2)	$—	$—	$—	$—	$(0.2)
AA	(0.1)	—	—	—	—	(0.1)
BBB	(0.5)	—	—	—	—	(0.5)
Below investment grade	(4.0)	(16.6)	—	—	—	(20.6)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(4.8)	$(16.6)	$—	$—	$—	$(21.4)

Draft 2/9/2011 Page 13

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of December 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$889.4	$6.9	$—	$—	$135.2	$1,031.5
AA	132.6	—	—	—	—	132.6
A	9.4	4.8	—	—	—	14.2
BBB	106.7	—	—	—	—	106.7
Below investment grade	1,018.4	232.7	—	—	—	1,251.1
Total mortgage-backed securities collateralized by prime loans	$2,156.5	$244.4	$—	$—	$135.2	$2,536.1

Includes $825.9 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$53.2	$0.5	$—	$—	$(2.7)	$51.0
AA	1.3	—	—	—	—	1.3
A	(0.1)	0.4	—	—	—	0.3
BBB	1.1	—	—	—	—	1.1
Below investment grade	(67.4)	(11.8)	—	—	—	(79.2)
Total mortgage-backed securities collateralized by prime loans	$(11.9)	$(10.9)	$—	$—	$(2.7)	$(25.5)

Draft 2/9/2011 Page 14

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of December 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$170.4	$—	$47.2	$3.9	$85.6	$307.1
AA	2.6	—	—	—	2.9	5.5
Total commercial mortgage-backed securities	$173.0	$—	$47.2	$3.9	$88.5	$312.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$6.1	$—	$3.0	$(0.1)	$(0.9)	$8.1
AA	(0.1)	—	—	—	(0.1)	(0.2)
Total commercial mortgage-backed securities	$6.0	$—	$3.0	$(0.1)	$(1.0)	$7.9

Draft 2/9/2011 Page 15

Invested Asset Summary - ABS*

Other Asset-backed Securities* as of December 31, 2010:

(Dollars In Millions)	2006 and
(Unaudited)	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$628.5	$194.2	$—	$19.8	$31.9	$874.4
AA	29.4	—	—	—	—	29.4
A	6.2	—	—	—	—	6.2
BBB	5.6	—	—	—	—	5.6
Below investment grade	0.5	11.0	—	—	—	11.5
Total other asset-backed securities	$670.2	$205.2	$—	$19.8	$31.9	$927.1

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(13.9)	$(2.3)	$—	$—	$(0.1)	$(16.3)
AA	2.7	—	—	—	—	2.7
A	0.3	—	—	—	—	0.3
BBB	(0.8)	—	—	—	—	(0.8)
Below investment grade	(0.2)	(10.6)	—	—	—	(10.8)
Total other asset-backed securities	$(11.9)	$(12.9)	$—	$—	$(0.1)	$(24.9)

*  Excludes Residential and Commercial mortgage-backed securities

Draft 2/9/2011 Page 16

Invested Asset Summary - Other

(Dollars In Millions)	GAAP
(Unaudited)	Amortized	Market	Unrealized
(Excludes Modco portfolio)	Cost	Value	Gain / (Loss)
Hybrid / Preferred Securities as of December 31, 2010

Domestic Exposure
Tier 1	$998.7	$1,004.6	$5.9
Preferred Stock	155.3	159.3	4.0
Total Domestic Exposure	$1,154.0	$1,163.9	$9.9

European Exposure
Upper Tier 2	$53.2	$57.2	$4.0
Tier 1	180.7	164.8	(15.9)
Preferred Stock	64.4	67.6	3.2
Total European Exposure	$298.3	$289.6	$(8.7)

Other Foreign Exposure
Tier 1	$65.2	$68.5	$3.3
Preferred Stock	0.1	0.1	—
Total Other Foreign Exposure	$65.3	$68.6	$3.3

Total Domestic, European and Other Exposure
Upper Tier 2	$53.2	$57.2	$4.0
Tier 1	1,244.6	1,237.9	(6.7)
Preferred Stock	219.8	227.0	7.2
Total Domestic, European and Other Exposure	$1,517.6	$1,522.1	$4.5

Draft 2/9/2011 Page 17

Life Marketing Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$412,468	$373,390	$407,900	$379,745	$414,729	$1,565,144	$1,575,764
Reinsurance Ceded	(260,829)	(176,752)	(227,543)	(190,877)	(244,340)	(911,703)	(839,512)
Net Premiums and Policy Fees	151,639	196,638	180,357	188,868	170,389	653,441	736,252
Net investment income	88,713	91,144	94,763	96,977	105,177	362,108	388,061
Other income	21,262	21,222	23,008	24,141	26,708	80,847	95,079
Total Revenues	261,614	309,004	298,128	309,986	302,274	1,096,396	1,219,392

BENEFITS & EXPENSES
Benefits and settlement expenses	182,294	220,556	217,032	260,177	224,000	782,372	921,765
Amortization of deferred policy acquisition costs and value of business acquired	34,851	34,078	30,892	1,172	25,221	144,125	91,363
Other operating expenses	12,876	13,692	14,449	17,769	12,884	32,073	58,794
Total Benefits and Expenses	230,021	268,326	262,373	279,118	262,105	958,570	1,071,922

INCOME BEFORE INCOME TAX	$31,593	$40,678	$35,755	$30,868	$40,169	$137,826	$147,470

Life Marketing Key Data

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

SALES BY PRODUCT
Traditional	$22,090	$20,765	$17,626	$8,291	$3,419	$96,932	$50,101
Universal life	20,931	21,263	23,313	29,553	39,039	62,025	113,168
Bank-owned life insurance	1,331	940	1,974	1,987	3,197	3,643	8,098
Total	$44,352	$42,968	$42,913	$39,831	$45,655	$162,600	$171,367

SALES BY DISTRIBUTION
Brokerage general agents	$27,833	$26,351	$26,654	$24,033	$24,550	$101,381	$101,588
Independent agents	6,478	6,691	6,254	5,369	6,524	27,765	24,838
Stockbrokers/banks	8,696	8,971	8,031	8,425	11,206	30,131	36,633
BOLI/other	1,345	955	1,974	2,004	3,375	3,323	8,308
Total	$44,352	$42,968	$42,913	$39,831	$45,655	$162,600	$171,367

Draft 2/9/2011

Annuities Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$8,176	$8,775	$9,800	$11,086	$13,125	$33,983	$42,786
Reinsurance Ceded	(39)	(37)	(38)	(41)	(20)	(152)	(136)
Net Premiums and Policy Fees	8,137	8,738	9,762	11,045	13,105	33,831	42,650
Net investment income	115,255	116,197	118,719	122,662	124,686	440,097	482,264
RIGL - Derivatives	19,003	9,549	(49,417)	(4,248)	(19,329)	22,620	(63,445)
RIGL - All Other Investments	717	102	(524)	3,610	6,987	(5,288)	10,175
Other income	5,264	5,994	6,935	8,060	9,603	17,596	30,592
Total Revenues	148,376	140,580	85,475	141,129	135,052	508,856	502,236

BENEFITS & EXPENSES
Benefits and settlement expenses	90,165	94,241	114,534	98,023	100,657	350,850	407,455
Amortization of deferred policy acquisition costs and value of business acquired	30,451	19,671	(37,549)	8,616	6,080	81,928	(3,182)
Other operating expenses	7,396	8,450	9,003	8,789	10,528	26,294	36,770
Total Benefits and Expenses	128,012	122,362	85,988	115,428	117,265	459,072	441,043

INCOME (LOSS) BEFORE INCOME TAX	20,364	18,218	(513)	25,701	17,787	49,784	61,193

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	19,003	9,549	(49,417)	(4,248)	(19,329)	22,620	(63,445)
Add back: Derivative activity related to annuities	19,003	9,549	(49,417)	(4,248)	(19,329)	22,620	(63,445)
Less: RIGL - All Other Investments	717	102	(524)	3,610	6,987	(5,288)	10,175
Add back: Related amortization of RIGL	—	71	594	613	1,605	1,570	2,883

PRE-TAX OPERATING INCOME	$19,647	$18,187	$605	$22,704	$12,405	$56,642	$53,901

Annuities Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2009	2010	2010	2010	2010	2009	2010

SALES
Variable Annuity	$285,454	$349,936	$412,789	$436,350	$515,678	$796,245	$1,714,753
Immediate Annuity	11,886	9,347	13,270	20,949	20,801	76,345	64,367
Single Premium Deferred Annuity	202,483	183,828	261,673	194,919	120,135	783,815	760,555
Market Value Adjusted Annuity	22,409	24,713	50,057	24,951	5,045	361,290	104,766
Equity Indexed Annuity	233	141	299	66	100	3,761	606
Total	$522,465	$567,965	$738,088	$677,235	$661,759	$2,021,456	$2,645,047

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$11,607	$11,710	$(7,762)	$8,792	$2,487	$21,281	$15,227
Fixed Annuity	8,040	6,477	8,367	13,912	9,918	35,361	38,674
Total	$19,647	$18,187	$605	$22,704	$12,405	$56,642	$53,901

DEPOSIT BALANCE
VA Fixed Annuity	$291,733	$332,711	$382,064	$433,120	$451,918
VA Separate Account Annuity	2,808,123	3,164,958	3,177,824	3,765,148	4,429,084
Sub-total	3,099,856	3,497,669	3,559,888	4,198,268	4,881,002
Fixed Annuity	7,252,246	7,364,042	7,599,107	7,715,622	7,758,905
Total	$10,352,102	$10,861,711	$11,158,995	$11,913,890	$12,639,907

Draft 2/9/2011

Stable Value Products Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

REVENUES
Net investment income	$46,938	$46,420	$45,724	$41,100	$38,083	$221,688	$171,327
RIGL - Derivatives	529	360	(696)	26	427	1,570	117
RIGL - All Other Investments	261	1,176	(7,755)	905	2,113	(4,267)	(3,561)
Other income	—	—	—	—	—	1,866	—
Total Revenues	47,728	47,956	37,273	42,031	40,623	220,857	167,883

BENEFITS & EXPENSES
Benefits and settlement expenses	34,792	33,731	32,972	30,442	26,220	154,555	123,365
Amortization of deferred policy acquisition costs and value of business acquired	807	979	882	1,398	2,171	3,471	5,430
Other operating expenses	898	683	891	921	830	3,565	3,325
Total Benefits and Expenses	36,497	35,393	34,745	32,761	29,221	161,591	132,120

INCOME BEFORE INCOME TAX	11,231	12,563	2,528	9,270	11,402	59,266	35,763

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	529	360	(696)	26	427	1,570	117
Less: RIGL-All Other Investments	261	1,176	(7,755)	905	2,113	(4,267)	(3,561)

PRE-TAX OPERATING INCOME	$10,441	$11,027	$10,979	$8,339	$8,862	$61,963	$39,207

Stable Value Products Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2009	2010	2010	2010	2010	2009	2010

SALES
GIC	$—	$1,000	$6,500	$66,477	$58,635	$—	$132,612
GFA - Direct Institutional	—	150,000	250,000	—	225,000	—	625,000
GFA - Registered - Institutional	—	—	—	—	—	—	—
GFA - Registered - Retail	—	—	—	—	—	—	—
Total	$—	$151,000	$256,500	$66,477	$283,635	$—	$757,612

DEPOSIT BALANCE
Quarter End Balance	$3,581,409	$3,454,186	$3,488,175	$3,105,822	$3,076,233
Average Daily Balance	$3,602,681	$3,494,977	$3,497,115	$3,331,250	$3,000,692

OPERATING SPREAD	1.16%	1.26%	1.26%	1.00%	1.18%

Draft 2/9/2011

Asset Protection Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$85,321	$79,515	$76,984	$75,601	$73,731	$339,516	$305,831
Reinsurance Ceded	(36,439)	(35,906)	(34,654)	(34,826)	(33,153)	(152,222)	(138,539)
Net Premiums and Policy Fees	48,882	43,609	42,330	40,775	40,578	187,294	167,292
Net investment income	7,780	7,497	7,316	7,065	6,942	33,157	28,820
Other income	15,719	15,325	18,123	19,916	17,650	56,552	71,014
Total Revenues	72,381	66,431	67,769	67,756	65,170	277,003	267,126

BENEFITS & EXPENSES
Benefits and settlement expenses	32,832	18,756	26,836	28,942	25,302	127,314	99,836
Amortization of deferred policy acquisition costs and value of business acquired	13,887	12,775	12,807	12,250	12,175	55,120	50,007
Other operating expenses	19,100	21,907	21,627	21,487	22,801	71,340	87,822
Total Benefits and Expenses	65,819	53,438	61,270	62,679	60,278	253,774	237,665

INCOME BEFORE INCOME TAX	6,562	12,993	6,499	5,077	4,892	23,229	29,461
Less: noncontrolling interests	—	(74)	(117)	(77)	(168)	—	(436)
OPERATING INCOME	$6,562	$13,067	$6,616	$5,154	$5,060	$23,229	$29,897

Asset Protection Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2009	2010	2010	2010	2010	2009	2010

SALES
Credit insurance	$7,830	$7,692	$9,693	$10,099	$8,735	$35,379	$36,219
Service contracts	57,507	52,539	65,353	71,384	62,710	226,794	251,986
Other products	8,911	11,459	13,363	15,861	13,806	42,831	54,489
Total	$74,248	$71,690	$88,409	$97,344	$85,251	$305,004	$342,694

Draft 2/9/2011

Acquisitions Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$185,807	$160,721	$178,389	$167,985	$169,754	$724,488	$676,849
Reinsurance Ceded	(125,558)	(93,134)	(117,492)	(108,296)	(111,229)	(462,972)	(430,151)
Net Premiums and Policy Fees	60,249	67,587	60,897	59,689	58,525	261,516	246,698
Net investment income	118,485	115,401	116,748	114,045	112,509	479,743	458,703
RIGL - Derivatives	(6,818)	(30,063)	(62,593)	(85,352)	112,021	(252,100)	(65,987)
RIGL - All Other Investments	13,026	44,519	61,152	97,784	(87,411)	281,963	116,044
Other income	1,545	1,273	1,375	2,011	1,227	6,059	5,886
Total Revenues	186,487	198,717	177,579	188,177	196,871	777,181	761,344

BENEFITS & EXPENSES
Benefits and settlement expenses	126,702	133,474	127,554	125,234	126,171	532,992	512,433
Amortization of deferred policy acquisition costs and value of business acquired	14,297	13,338	15,602	18,551	16,919	59,025	64,410
Other operating expenses	3,684	6,223	5,408	5,087	8,841	14,768	25,559
Total Benefits and Expenses	144,683	153,035	148,564	148,872	151,931	606,785	602,402

INCOME BEFORE INCOME TAX	41,804	45,682	29,015	39,305	44,940	170,396	158,942

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(6,818)	(30,063)	(62,593)	(85,352)	112,021	(252,100)	(65,987)
Less: RIGL - All Other Investments	13,026	44,519	61,152	97,784	(87,411)	281,963	116,044
Add back: Related amortization of deferred policy acquisition costs and value of business acquired	(3,559)	143	(266)	993	1,388	(6,773)	2,258

PRE-TAX OPERATING INCOME	$32,037	$31,369	$30,190	$27,866	$21,718	$133,760	$111,143

Draft 2/9/2011

Corporate & Other Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$6,289	$6,371	$6,168	$5,848	$5,777	$26,568	$24,164
Reinsurance Ceded	—	—	(2)	—	—	(4)	(2)
Net Premiums and Policy Fees	6,289	6,371	6,166	5,848	5,777	26,564	24,162
Net investment income	25,080	35,338	39,230	47,699	32,234	128,243	154,501
RIGL - Derivatives	10,430	(2,918)	(7,182)	(4,460)	5,626	49,957	(8,934)
RIGL - All Other Investments	(23,621)	(9,767)	(1,967)	873	1,059	(152,259)	(9,802)
Other income	134,887	58	9,631	4,062	6,096	135,228	19,847
Total Revenues	153,065	29,082	45,878	54,022	50,792	187,733	179,774

BENEFITS & EXPENSES
Benefits and settlement expenses	7,469	6,537	6,443	6,749	4,846	29,896	24,575
Amortization of deferred policy acquisition costs and value of business acquired	439	448	452	399	395	1,900	1,694
Other operating expenses	53,943	50,955	47,807	50,098	48,611	179,660	197,471
Total Benefits and Expenses	61,851	57,940	54,702	57,246	53,852	211,456	223,740

INCOME (LOSS) BEFORE INCOME TAX	91,214	(28,858)	(8,824)	(3,224)	(3,060)	(23,723)	(43,966)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	10,430	(2,918)	(7,182)	(4,460)	5,626	49,957	(8,934)
Less: RIGL-All Other Investments	(23,621)	(9,767)	(1,967)	873	1,059	(152,259)	(9,802)
Add back: Derivative activity related to corporate debt and investments	—	42	42	42	42	3,401	168
Less: noncontrolling interests	—	1	(10)	—	—	—	(9)

PRE-TAX OPERATING INCOME (LOSS)	$104,405	$(16,132)	$377	$405	$(9,703)	$81,980	$(25,053)

Draft 2/9/2011

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income, operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax excluding net realized investment gains (losses) (net of the related amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) and participating income from real estate ventures), and the cumulative effect of any change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses), but are considered part of consolidated and segment operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 2/9/2011

Reconciliation of Segment Operating
Income to Net Income available to PLC’s
common shareowners

(Dollars In Thousands)	4TH QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2009	2010

Life Marketing	$31,593	$40,169	$137,826	$147,470
Acquisitions	32,037	21,718	133,760	111,143
Annuities	19,647	12,405	56,642	53,901
Stable Value Products	10,441	8,862	61,963	39,207
Asset Protection	6,562	5,060	23,229	29,897
Corporate & Other	104,405	(9,703)	81,980	(25,053)

Total Pre-tax operating income	204,685	78,511	495,400	356,565

Realized Investment Gains (Losses) - Investments	(6,059)	(80,245)	(203,974)	107,715
Realized Investment Gains (Losses) - Derivatives	4,142	118,032	125,352	(74,972)
Income Tax Expense	(71,757)	(37,655)	(145,290)	(129,067)

Net income available to PLC’s common shareowners	$131,011	$78,643	$271,488	$260,241

Draft 2/9/2011

Reconciliation of Operating Income per Diluted Share to Net Income Available
to PLC’s Common Shareowners per Diluted Share

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2009	2010	2010	2010	2010	2009	2010

OPERATING INCOME PER SHARE

Operating income per share-diluted	$1.51	$0.78	$0.62	$0.71	$0.62	$3.97	$2.73
RIGL - Derivatives per share-diluted	0.03	(0.24)	(0.52)	(0.67)	0.87	(1.63)	(0.56)
RIGL - All Other Investments-diluted	(0.04)	0.26	0.37	0.76	(0.59)	1.00	0.80
Net income available to PLC’s common shareowners per share-diluted	$1.50	$0.80	$0.47	$0.80	$0.90	$3.34	$2.97

Draft 2/9/2011

Reconciliation of Total Protective Life
Corporation’s Shareowners’ Equity per Share
to Total Protective Life Corporation’s
Shareowners’ Equity (Excl. AOCI) per share

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2009	2010	2010	2010	2010

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$28.96	$32.96	$36.02	$41.69	$38.88
Less: Accumulated other comprehensive income (loss)	(3.76)	(0.65)	2.07	7.03	3.42
Excluding accumulated other comprehensive income (loss)	$32.72	$33.61	$33.95	$34.66	$35.46

Draft 2/9/2011

Calculation of Operating Income Return on Average Equity
Rolling Twelve Months Ended December 31, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$69,779	$41,371	$70,448	$78,643	$260,241
Less:
Realized investment gains (losses), net of income tax
Investments	23,420	33,089	67,062	(50,214)	73,357
Derivatives	(21,204)	(45,806)	(58,361)	76,748	(48,623)
Related amortization of DAC and VOBA, net of income tax	(140)	(212)	(1,044)	(1,945)	(3,341)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	27	27	27	27	108
Operating Income	$67,730	$54,327	$62,818	$54,081	$238,956

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2009	$2,478,821	$(321,169)	$2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
Total			$14,592,109

Average			$2,918,422

Operating Income Return on Average Equity			8.2%

Draft 2/9/2011

Calculation of Operating Income Return on Average Equity
Rolling Twelve Months Ended December 31, 2009

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2009	6/30/2009	9/30/2009	12/31/2009	12/31/2009
NUMERATOR:
Net income available to PLC’s common shareowners	$22,135	$90,757	$27,585	$131,011	$271,488
Less:
Realized investment gains (losses), net of income tax
Investments	(85,585)	82,439	87,495	(6,251)	78,098
Derivatives	47,675	(72,400)	(108,339)	2,692	(130,372)
Related amortization of DAC and VOBA, net of income tax	(51)	612	507	2,313	3,381
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	1,455	756	—	—	2,211
Operating Income	$61,551	$80,862	$47,922	$132,257	$322,592

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2008	$761,095	$(1,667,056)	$2,428,151
March 31, 2009	783,178	(1,660,204)	2,443,382
June 30, 2009	1,628,375	(1,031,719)	2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
Total			$13,009,888

Average			$2,601,978

Operating Income Return on Average Equity			12.4%

Draft 2/9/2011

Calculation of Net Income Available to PLC’s
common shareowners Return on Average Equity
Rolling Twelve Months Ended December 31, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$69,779	$41,371	$70,448	$78,643	$260,241

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2009	$2,478,821	$(321,169)	$2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
Total			$14,592,109

Average			$2,918,422

Net income available to PLC’s common shareowners Return on Average Equity			8.9%

Draft 2/9/2011

Calculation of Net Income available to PLC’s common shareowners Return on
Average Equity Rolling Twelve Months Ended December 31, 2009

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2009	6/30/2009	9/30/2009	12/31/2009	12/31/2009
NUMERATOR:
Net income available to PLC’s common shareowners	$22,135	$90,757	$27,585	$131,011	$271,488

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2008	$761,095	$(1,667,056)	$2,428,151
March 31, 2009	783,178	(1,660,204)	2,443,382
June 30, 2009	1,628,375	(1,031,719)	2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
Total			$13,009,888

Average			$2,601,978

Net income available to PLC’s common shareowners Return on Average Equity			10.4%